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       AMENDMENT NO. 1 TO THE SALE AND SERVICING AGREEMENT, SERIES 2000-1

         THIS AMENDMENT NO. 1, dated as of February 20, 2004, to THE SALE AND SERVICING AGREEMENT, dated as of March 1, 2000 ("Amendment No. 1") is entered into by and among Prudential Securities Secured Financing Corporation, a Delaware corporation (the "Depositor"), American Business Credit, Inc., a Pennsylvania corporation ("ABC"), ABFS Mortgage Loan Trust 2000-1, as issuer (the "Trust"), JPMorgan Chase Bank (formerly know as The Chase Manhattan Bank), as indenture trustee and JPMorgan Chase Bank (as successor to Chase Bank of Texas, N.A.) as collateral agent (collectively, the "Indenture Trustee").

         WHEREAS, pursuant to the Sale and Servicing Agreement, dated as of March 1, 2000 (the "Servicing Agreement"), by and among the Depositor, ABC, as Servicer, the Trust and the Indenture Trustee, ABC agreed to service and administer the Mortgage Loans in accordance with accepted servicing practices as provided therein;

         WHEREAS, Ambac Assurance Corporation (the "Note Insurer") has issued a
Note Insurance Policy for the benefit of the Holders of the Class A Notes and, pursuant to Section 7.04 of the Servicing Agreement, is entitled to exercise all rights granted to the Majority Noteholders and is entitled to remove the Servicer upon the occurrence of a Servicer Event of Default set forth in Section 7.01(a) of the Servicing Agreement;

         WHEREAS, a Servicer Event of Default under Section 7.01(a)(x) of the Servicing Agreement has occurred and is continuing and the Note Insurer is entitled to remove ABC as Servicer in accordance with such Section;

         WHEREAS, in consideration for entering into this Amendment No. 1, the
Note Insurer has agreed to waive such Servicer Event of Default and not exercise its right to remove ABC as Servicer at this time;

         WHEREAS, ABC, the Depositor, the Trust, the Indenture Trustee and the
Note Insurer have agreed that they mutually desire to provide for term servicing as provided for herein;

         WHEREAS, the Depositor, ABC, the Trust and the Indenture Trustee desire to amend certain provisions of the Servicing Agreement as set forth in this Amendment No. 1 in accordance with Section 10.03(b) of the Servicing Agreement and the Note Insurer on behalf of itself and as the party entitled to exercise the rights of the Majority Noteholders hereby consents to such amendments;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. Defined Terms. Any capitalized term used herein and not defined herein shall have the meanings assigned to such term in the Servicing Agreement.

         2. Amendment to Section 1.01. The following definitions shall be added to Section 1.01 of the Servicing Agreement:

         Servicing Extension Notice: As defined in Section 7.08(b).




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         Servicing Period: As defined in Section 7.08(b).

         3. Amendments to Article VII.

         (A) Section 7.02 of the Servicing Agreement is deleted in its entirety and replaced with the following:

            "Section 7.02 Indenture Trustee to Act; Appointment of Successor.
(a) On and after the time the Servicer receives a notice of termination pursuant to Section 7.01(b), the Servicer fails to receive a Servicing Extension Notice in accordance with Section 7.08 or, the Indenture Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to
Section 5.21, the Indenture Trustee shall promptly notify the Rating Agencies and the Note Insurer and, except as otherwise provided in Section 7.01(b), the Indenture Trustee or such other Person as may be specified by the Note Insurer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on or after the date of succession; provided, however, that the Indenture Trustee shall not be liable for any actions or omissions or the representations and warranties of any prior Servicer, including, without limitation, the obligations of the Servicer set forth in Sections 2.06 and 4.02. The Indenture Trustee, as successor servicer, shall be obligated to pay Compensating Interest pursuant to Section 6.05 in any event and to make advances pursuant to Section 5.18 unless, and only to the extent the Indenture Trustee determines reasonably and in good faith that such advances would not be recoverable pursuant to Section 5.04, such determination to be evidenced by a certification of a Responsible Officer of the Indenture Trustee delivered to the
Note Insurer. Notwithstanding its prior termination, the Servicer shall continue servicing until such time as the succession of a successor servicer is complete.

            (b) Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Note Insurer so requests in writing to the Indenture Trustee, appoint, pursuant to such direction of the Note Insurer, or if no such direction is provided to the Indenture Trustee, pursuant to the provisions set forth in paragraph (c) below, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to the Note Insurer that has a net worth of not less than $15,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder.

            (c) In the event the Indenture Trustee is the successor servicer, it shall be entitled to the same Servicing Compensation (including the Servicing Fee as adjusted pursuant to the definition thereof) and other funds pursuant to
Section 5.08 hereof as the Servicer if the Servicer had continued to act as servicer hereunder. In the event the Indenture Trustee is unable or unwilling to act as successor servicer, and a successor servicer is not appointed by the Note Insurer, the Indenture Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above and acceptable to the Note Insurer. Such public announcement shall specify that the successor servicer shall be entitled to the full amount of the aggregate Servicing Fees hereunder as servicing compensation, together with the other Servicing Compensation. After any such public announcement, the Indenture Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Indenture Trustee shall deduct from any sum received by the Indenture Trustee from the successor to the Servicer in respect of such sale, transfer and




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assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances and Periodic Advances owed to the Indenture Trustee. After such deductions, the remainder of the proceeds of such sale shall be paid by the Indenture Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor.

            (d) The Indenture Trustee and such successor servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to deliver promptly to such successor, electronically or physically, as the case may be, all files, data and funds related to the Mortgage Loans. The Servicer agrees to cooperate with the Indenture Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Indenture Trustee or such successor servicer, as applicable, at the Servicer's cost and expense, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Indenture Trustee or such successor servicer, as applicable, all amounts that then have been or should have been deposited in the Collection Account by the Servicer or that are thereafter received with respect to the Mortgage Loans. Any collections received by the Servicer after such removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly to the Indenture Trustee or, at the direction of the Indenture Trustee, to the successor servicer. Neither the Indenture Trustee nor any successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents, files, data or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. The Indenture Trustee shall not resign as servicer until a successor servicer reasonably acceptable to the Note Insurer has been appointed or until a successor servicer has been appointed in accordance with paragraph (c) above. The Note Insurer shall have the right to remove the Indenture Trustee (or any successor Servicer) as successor Servicer under this Section 7.02 without cause, and the Indenture Trustee shall appoint such other successor Servicer as directed in writing by the Note Insurer.

            (e) Pending appointment of a successor to the Servicer hereunder, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Note Insurer and such successor shall agree; provided, however, that unless otherwise agreed by the Note Insurer, no such compensation shall be in excess of that permitted the Servicer pursuant to Section 5.08, together with other Servicing Compensation. The Servicer, the Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession."

         (B) The following Section 7.08 shall be added at the end of Article VII of the Servicing Agreement:

         "Section 7.08. Term Servicing. (a) Notwithstanding anything to the contrary herein, at the direction of the Note Insurer, the Indenture Trustee designates ABC as the Servicer of the Mortgage Loans under this Agreement for a term of twenty-five days, commencing on February 20, 2004 and ending on March 15, 2004. The Indenture Trustee, at the direction of the Note Insurer, hereby retains ABC to perform all duties and obligations of the Servicer with respect to the Mortgage Loans under this Agreement, in accordance with the terms hereof, all applicable laws and regulations, and the terms of all related documents pursuant to which ABC has acted prior to the date hereof. ABC hereby assumes the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer with respect to the Mortgage Loans under this Agreement.




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         (b) The Note Insurer may, in its sole discretion, send a written notice
(each such notice, a "Servicer Extension Notice"), to ABC and the Indenture Trustee, extending any such term for one or more terms of one calendar month, or such longer terms as may be specified therein by the Note Insurer (each, a "Servicing Period"). Any Servicer Extension Notice shall be delivered to such parties no later than ten (10) Business Days prior to the expiration of the existing Servicing Period; provided, however, that any such Servicer Extension Notice that extends the terms under this Agreement is revocable by the Note Insurer, in its sole discretion, upon the occurrence of a Servicer Event of Default. The Servicer hereby agrees that, as of the date hereof and upon its receipt of any such Servicer Extension Notice prior to the expiration of the existing Servicing Period, the Servicer shall be bound for the duration of the initial term and each successive term covered by such Servicer Extension Notice to act as the Servicer of the Mortgage Loans hereunder, unless the Servicer is otherwise terminated in accordance with Section 7.01 hereof. If a Servicer Extension Notice is delivered after the expiration of the existing Servicing Period, the Indenture Trustee, the Note Insurer and the Servicer may agree that the Servicer shall be bound for the Servicing Period covered by such Servicer Extension Notice to act as the Servicer of the Mortgage Loans hereunder, unless the Servicer is otherwise terminated in accordance with Section 7.01 hereof. Unless a Servicer Extension Notice is sent, all of the Servicer's rights and obligations under this Agreement and with respect to the Mortgage Loans shall automatically expire without any further action on the part of any party.

         (c) In the event the Indenture Trustee has not received a Servicer Extension Notice from the Note Insurer on or before the date that is ten (10) Business Days prior to the expiration of the existing Servicing Period, then the Indenture Trustee may notify the Note Insurer to that effect and inquire as to whether the Note Insurer will send or direct the Indenture Trustee to send a Servicer Extension Notice.

         (d) Subject to the cooperation of the Servicer and the delivery of the files, documents and data as provided in Section 7.02(d) herein, on and after the time the Servicer receives a notice of termination pursuant to Section 7.01 or fails to receive a Servicer Extension Notice pursuant to Section 7.08(b) and transfer of servicing has been completed, the Indenture Trustee or such other successor appointed by the Note Insurer shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or liabilities relating thereto and arising thereafter placed on the Servicer (except for any representations or warranties of the Servicer) under this Agreement by the terms and provisions hereof.

         (e) Notwithstanding anything to the contrary herein, this Section 7.08 shall only apply to ABC as Servicer and not to any successor servicer."

         4. Each party represents as to itself that it has duly and validly executed and delivered this Amendment No. 1 and that, assuming this Amendment No. 1 has been duly and validly executed and delivered by the other party hereto, this Amendment No. 1 constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).




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         5. Except as modified herein, each of the parties hereto acknowledges and agrees that it continues to be bound by each of the terms and provisions of the Servicing Agreement, which terms and provisions, as amended hereby, shall continue in full force and effect.

         6. If one or more of the provisions, agreements or terms of this Amendment No. 1 shall be for any reason whatsoever held invalid, then such provisions, agreements or terms shall be deemed severable from the remaining provisions, agreements or terms of this Amendment No. 1 and shall in no way affect the validity or enforceability of the other provisions of this Amendment No. 1, the Servicing Agreement, or the rights of the parties hereto or thereto.

         7. This Amendment No. 1 may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that both parties need not sign the same counterpart.

         8. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of New York.


         [The remainder of this page has been intentionally left blank.]
























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         IN WITNESS WHEREOF, each of the parties has caused this Amendment No. 1 to be duly executed on its behalf as of the day and year first above written.

                                                 PRUDENTIAL SECURITIES SECURED
                                                 FINANCING CORPORATION, as
                                                 Depositor

                                                 By: ___________________________
                                                     Name:
                                                     Title:

                                                 AMERICAN BUSINESS CREDIT, INC.,
                                                 as Servicer

                                                 By: ___________________________
                                                     Name:
                                                     Title:

                                                 JPMORGAN CHASE BANK, not in its
                                                 individual capacity but solely
                                                 as Indenture Trustee and
                                                 Collateral Agent

                                                 By: ___________________________
                                                     Name:
                                                     Title:

                                                 ABFS MORTGAGE LOAN TRUST 2000-1

                                                 By: WACHOVIA BANK, NATIONAL
                                                 ASSOCIATION (as successor to
                                                 First Union Trust Company,
                                                 National Association), not in
                                                 its individual capacity, but
                                                 solely as Owner Trustee under
                                                 the Trust Agreement

                                                 By: ___________________________
                                                     Name:
                                                     Title:

                                                 AMBAC ASSURANCE CORPORATION, as
                                                 Note Insurer and as the party
                                                 entitled to exercise the voting
                                                 rights of the Majority
                                                 Noteholders in accordance with
                                                 Section 7.04 of the Servicing
                                                 Agreement

                                                 By: ___________________________
                                                     Name:
                                                     Title:







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The Holders of a majority of the Percentage Interests in the Trust Certificates
named below hereby consent to this Amendment No. 1 to the Sale and Servicing Agreement.

                                                 ABFS WAREHOUSE TRUST 2003-1,
                                                 as Holder of a majority of the
                                                 Percentage Interest in the
                                                 Trust Certificates

                                                 By: WILMINGTON TRUST COMPANY,
                                                 not in its individual capacity,
                                                 but solely as Owner Trustee


                                                 By: __________________________
                                                     Name:
                                                     Title:

























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                        FORM OF SERVICER EXTENSION NOTICE


                                             ______, 20__


JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004
Attn: Institutional Trust Services - ABFS 2000-1

American Business Credit, Inc.
c/o American Business Financial Services, Inc.
The Wanamaker Building
100 Penn Square East, 8th Floor
Philadelphia, Pennsylvania 19107
Attn: General Counsel



Re:      ABFS MORTGAGE LOAN TRUST 2000-1

To Whom It May Concern:

         Reference is made to the Sale and Servicing Agreement, dated as of March 1, 2000, as amended (the "Agreement"), by and among Prudential Securities Secured Financing Corporation, as Depositor, American Business Credit, Inc., as Servicer, ABFS Mortgage Loan Trust 2000-1, as Trust, JPMorgan Chase Bank (formerly know as The Chase Manhattan Bank), as indenture trustee and JPMorgan Chase Bank (as successor to Chase Bank of Texas, N.A.) as collateral agent. Pursuant to Section 7.08(b) of the Agreement, Ambac Assurance Corporation hereby notifies you of the extension of the Servicing Period for ___ term(s).


         Please feel free to contact Tom Sangiamo or myself with any questions or comments you may have concerning this matter. I can be reached at (212) 208-3376, and Tom Sangiamo at (212) 208 3525.


Respectfully,



Donna Troia
First Vice President
Consumer Asset Backed Securities
Specialized Finance Portfolio Risk Management